UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

Federal Signal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(630) 954-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

The Audit Committee of Federal Signal Corporation (the “Company”) conducted a competitive selection process to choose an independent registered public accounting firm to serve as the Company’s independent accountants for the current fiscal year ended December 31, 2013. As a result of this process, on June 13, 2013, the Audit Committee approved the dismissal of Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm.

E&Y’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through June 13, 2013, there were no disagreements with E&Y, as defined in Item 304(a)(1)(a) of Regulation S-K, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with their reports on the Company’s financial statements for such periods.

During the two most recent fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through June 13, 2013, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided E&Y with a copy of the foregoing disclosure and requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements in the above paragraphs. A copy of E&Y’s letter as furnished to the Company is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of New Independent Registered Public Accounting Firm

On June 13, 2013, the Audit Committee of the Company appointed Deloitte & Touche LLP (“D&T”), an independent registered public accounting firm, to serve as its independent accountants for the current fiscal year ending December 31, 2013, effective immediately. During the years ended December 31, 2012 and 2011, and the subsequent interim period through June 13, 2013, neither the Company nor any person acting on the Company’s behalf engaged D&T regarding any of the matters or events set forth in Item 301(a)(2)(i) or (ii) of Regulation S-K.

The Company provided D&T with the foregoing disclosure with the request that, if D&T determined that it wished to furnish any new information, wished to clarify the Company’s expression of D&T’s views, or does not agree with the statements made by the Company in this Form 8-K, it furnish a letter to the Company addressed to the SEC stating such new information, clarification or disagreement. D&T did not believe that such a letter was necessary.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the SEC, dated June 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Date: June 13, 2013	By:	/s/ Jennifer L. Sherman
Jennifer L. Sherman
Senior Vice President, Chief Administrative Officer and General Counsel

Exhibit Index

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the SEC, dated June 13, 2013